[THE AMERICAN FUNDS GROUP(R)]

1998 ANNUAL REPORT
FOR THE YEAR ENDED NOVEMBER 30

THE NEW ECONOMY FUND

Investing with a long-term focus in a rapidly changing economy

[photo image:  close-up of satellite dish]

THE NEW ECONOMY FUND
RESULTS AT A GLANCE

Average Annual           12 Months                 Lifetime
Compound Returns

(with all                12/1/97 - 11/30/98        12/1/83 - 11/30/98
distributions
reinvested)

The New Economy          +23.7%                    +16.1%
Fund

Lipper Growth            +18.0                     +14.5
Funds Index

Morgan Stanley Capital International EAFE(r)

(Europe,                 +16.8                     +15.0
Australasia, Far
East) Index*

Russell 2500 Index*      -3.6                      +12.6

Standard & Poor's 500 Composite Index*   +23.7                     +17.4




*Unmanaged

The New Economy Fund's(r) objective is to help you participate in the many investment opportunities that are being created as society continues to shift from producing goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, gas and electric utilities to cable television, cellular telephones to merchandising, entertainment to computer software and airlines to health care - all of which are able to benefit from the accelerating demand for services and information.

The New Economy Fund is one of the 28 funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                       Average Annual

                       Total Return               Compound Return

10 years               372.48%                    16.80%

Five years             101.85                     15.08

One year               21.42

Sales charges are lower for accounts of $50,000 or more.


FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the U.S. involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

About our cover: The photograph is an extreme close-up of part of a satellite dish, one of the symbols of the new economy.

FELLOW SHAREHOLDERS:

Despite increased volatility in U.S. and global stock markets in fiscal 1998, The New Economy Fund had a very good year. For the 12 months ended November 30, the value of your holdings rose 23.7% if, like most shareholders, you reinvested income dividends totaling 12 cents a share and the capital gain distribution of $1.72 a share paid in December 1997.

SERVICE COMPANIES THRIVED

The New Economy Fund was founded in 1983 on the perception that service and information companies in the United States and around the world were growing much faster than manufacturing businesses and would continue to do so. This dichotomy proved to be true in the past 12 months. Some manufacturers exposed to the turmoil in global markets experienced earnings difficulties and laid off thousands of employees. Boeing, Gillette and Minnesota Mining and Manufacturing
(3M), for example, announced significant job cuts.

In contrast, service industries are working overtime to meet booming domestic demand. Business Week reported in mid-December that factories eliminated 245,000 jobs between March and November, while service companies created more than a million jobs over the same period.

FUND OUTPACED RELEVANT INDEXES

As we have noted in previous reports, we track the fund's progress relative to three indexes that correspond to New Economy's potential investment universe. We do this because there is no single index that is an adequate benchmark for the fund. In the fiscal year ended November 30, the fund's 23.7% total return clearly outpaced each of these indexes: 1) the Lipper Growth Funds Index, which tracks 30 of the largest growth-oriented U.S. mutual funds; 2) the unmanaged Russell 2500 Index, which tracks small and medium-size U.S. stocks; and 3) the unmanaged Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, which measures all major markets outside North America.

The unmanaged Standard & Poor's 500 Composite Index, a widely used gauge of the U.S. stock market, posted a total return for this period of 23.7%, the same as that of the fund. Keep in mind that the S&P 500's results were driven by larger corporations while the fund's portfolio includes many smaller firms. In addition, the S&P 500 is made up almost entirely of U.S. securities, while the fund can invest up to 40% of its assets outside the United States. Currently, the fund has 26.7% of its portfolio invested overseas.

LARGEST HOLDINGS DID WELL

Gains in the fund's portfolio were broadly based, with stocks in the telecommunications, financial services, cable and entertainment industries all making strong contributions.

Our largest holdings did particularly well. Seven of the fund's 10 largest holdings at the beginning of the fiscal year remained in the top 10 for the full year. All seven stocks handily outpaced the broad market. The group included three media stocks: Viacom (+90.2%), Time Warner (+81.5%) and Tele-Communications, Liberty Media Group (+79.2%). Two financial services stocks, Freddie Mac (+46.7%) and Fannie Mae (+37.8%), contributed importantly. Rentokil, a United Kingdom-based global service company, rose 58.6%. Carnival, one of the world's largest cruise companies, increased 27.6%.

[Begin Sidebar]
New Economy's gain exceeded the returns of the three indexes we use to measure the fund.
[End Sidebar]

[Begin Sidebar]
10 LARGEST EQUITY HOLDINGS
AT THE BEGINNING OF OUR FISCAL YEAR
(November 30, 1997)

                            Percent

                            of Net

                            Assets

Fannie Mae                  3.19%

Freddie Mac                 2.66

Time Warner                 2.35

Tele-Communications,
Liberty Media Group         2.21

Carnival                    2.10

Tele-Communications,        1.91
TCI Group

Viacom                      1.81

America Online              1.77

Telefonos de Mexico         1.59

Rentokil Group              1.53




[End Sidebar]

[Begin Sidebar]
We continue to believe that many service and information companies around the world offer great opportunities.
[End Sidebar]

[Begin Sidebar]
WHERE THE FUND'S
ASSETS ARE INVESTED
(as of November 30, 1998)

                            Percent

                            of Net

Country                     Assets



United States               61.3%



Europe

United Kingdom              3.8

Italy                       1.5

Germany                     1.3

Sweden                      1.3

Spain                       1.3

Denmark                     1.2

Netherlands                 .9

Switzerland                 .8

France                      .8

Greece                      .2

Luxembourg                  .1

Ireland                     .1



Asia/Pacific

Australia                   2.2

Japan                       1.3

Philippines                 .6

New Zealand                 .4

Hong Kong                   .2

Taiwan                      .1



Latin America & Canada

Canada                      2.0

Mexico                      1.9

Argentina                   .2



Supranational               4.5



Total Non U.S.              26.7



Cash & Equivalents          12.0

Total                       100.0%




[End Sidebar]

Of the three stocks no longer among our top 10 largest holdings, two - America Online (+363.9%) and TeleCommunications, TCI Group (+84.4%) - rose so much in price that we opted to take profits and significantly reduced our holdings. Telefonos de Mexico declined 5.9% and fell out of the top 10.

Of the three stocks new to the top 10 list, two - Cendant and Oracle - arrived there as a result of additional purchases. Both companies experienced problems during the year that presented exceptional buying opportunities. Cendant, a diversified company with holdings in franchise businesses, fell 33.9% after auditors found improper accounting procedures at a recently acquired subsidiary. Oracle, the world's leading supplier of database management software, fell 29.1% in the first half of the fiscal year but bounced back after announcing record first-quarter results, finishing up 2.8%. The final stock, Comcast, like most cable television stocks, performed extremely well during the year (+73.7%).

TELECOMMUNICATIONS STANDS OUT

For some time we have been convinced that global telecommunications offered good opportunities because of the worldwide boom in wireless telephones and growing privatization of goverment-owned telephone companies. Indeed, it was a segment of the portfolio that helped returns during the past fiscal year. Vodafone, a provider of mobile telephone services in the United Kingdom and Europe, was up 123.8%, and Mannesmann, a diversified mobile telephone operator in Germany, rose 132.6%. Impressive results were also posted by Tele Danmark (+86.1%), MCI WorldCom (+84.4%), Spain's Telefonica (+62.6%), AirTouch Communications (+45.7%) and Telecom Italia (+32.5%).

SEEKING OPPORTUNITIES OUTSIDE THE LARGEST U.S. STOCKS

While it is always gratifying to see the fund do so well, we note that investors should not expect these types of returns to continue indefinitely. This year's 23.7% return follows gains of 21.6% in fiscal 1997, 15.0% in 1996 and 23.2% in 1995. The average annual return of 20.8% over this period far outpaces the fund's lifetime return of 16.1% a year and the stock market's 70-year annual average return of 10.4%, as measured by the S&P 500.

Over the past few years, the largest U.S. stocks have done very well - so well, in fact, that we believe there are better opportunities elsewhere, in smaller U.S. companies and in companies domiciled outside the United States that have lagged the U.S. bull market. We continue to believe that many service and information companies around the world offer great investment opportunities. On the following pages, you will find a feature on how The New Economy Fund maintains a long-term perspective while investing in rapidly changing industries. We hope it will help you understand how the fund works.

Cordially,
/s/William R. Grimsley
William R. Grimsley
Chairman of the Board

/s/Timothy D. Armour
Timothy D. Armour
President
January 15, 1999

HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment grew between December 1, 1983 - when The New Economy Fund began operations - and November 30, 1998, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $88,243 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average increase of 15.6% a year. The fund's year-by-year results appear under the chart.

[Begin Sidebar]
AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended November 30, 1998)
10 Years       +16.24%
Five Years     +14.30
One Year       +16.60
*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

$110,840/1/
S&P 500
Composite Index

$88,243/1//2//3/
New Economy Fund

$76,003/1//4/
Lipper Growth
Funds Index

$16,206/5/
Consumer Price
Index (inflation)

$10,000/2/
original investment



                                                            Lipper            Consumer

                                         S&P 500            Growth            Price

Year Ended         New Economy           Composite          Funds             Index

November 30        Fund /1/ /2/ /3/      Index/1/           Index/1/ /4/      (inflation)/5/

1983               $9,425                $10,000            $10,000           $10,000

1984               9,485                 10,285             9,222             10,405

1985               13,144                13,273             11,906            10,771

1986               15,950                16,950             14,566            10,909

1987               15,093                16,140             13,569            11,403

1988               18,462                19,881             16,403            11,887

1989               25,269                26,010             21,252            12,441

1990               21,886                25,083             19,611            13,221

1991               26,413                30,204             24,758            13,617

1992               32,641                35,780             29,299            14,032

1993               42,631                39,384             32,478            14,407

1994               41,376                39,806             32,541            14,792

1995               50,984                54,516             43,359            15,178

1996               58,631                69,712             52,166            15,672

1997               71,317                89,622             64,434            15,959

1988               88,243                110,840            76,003            16,026



Year Ended November 30                   1984          1985         1986         1987       1988

Total Value Dividends Reinvested         -             $199         140          367        315

Value at Year-End /3/                    $9,485        13,144       15,950       15,093     18,462

NEF TOTAL RETURN                         (5.2)%        38.6         21.3         (5.4)      22.3

Year Ended November 30                   1989          1990         1991         1992       1993

Total Value Dividends Reinvested         421           566          589          328        189

Value at Year-End /3/                    25,269        21,886       26,413       32,641     42,631

NEF TOTAL RETURN                         36.9          (13.4)       20.7         23.6       30.6

Year Ended November 30                   1994          1995         1996         1997       1998

Total Value Dividends Reinvested         307           517          578          455        422

Value at Year-End /3/                    41,376        50,984       58,631       71,317     88,243

NEF TOTAL RETURN                         (2.9)         23.2         15.0         21.6       23.7


[end mountain chart]
Average annual compound return for 15 years:  15.6%/2/

/1/ All results are calculated with dividends and capital gains reinvested.

/2/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/3/ Includes reinvested dividends of $5,393 and reinvested capital gain distributions of $26,267.

/4/ This index tracks 30 of the largest U.S. growth funds (representing about 52% of all U.S. growth fund assets).

/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[End Sidebar]

INVESTING FOR THE LONG TERM IN A RAPIDLY CHANGING ECONOMY
[photos:  close-up of cellular phone, laptop computer, satellite]

The most sweeping change in the U.S. labor market since World War II has been the transformation from an industrial-based to a service-based economy. Around the world, growing populations, advancing technologies and rising standards of living are changing the ways we live and work. The result is a new economy that grows each time you eat in a restaurant, watch television, use a credit card or surf the Internet.

When The New Economy Fund was founded in 1983, services had recently surpassed manufacturing for the first time as the largest employer among major U.S. industry groups. Then, as now, the fund's objective was to seek attractive investment opportunities created by this burgeoning new economy and to find values among dynamic companies that could respond to growing changes in consumer demand.

FUND'S CONCEPT IS TIMELY

The fund's founding concept is as timely today as it was 15 years ago. Service and information industries have become the engine of growth for the American economy and, increasingly, the world's. From just after World War II through the mid-1990s, the service industry's contribution to the U.S. gross domestic product (GDP) rose from 9% to more than 19%; in the same period, the contribution made by manufacturing fell from approximately 30% to 17%.

The chart at right shows that services have grown more rapidly and more steadily than the U.S. economy as a whole. In other words, not only are the growth rates for service industries higher, they also tend to hold up much better whenever the economy turns down.

By the year 2000, eight of every 10 working Americans are expected to be employed in the service sector, compared with six of 10 in 1970.

SPENDING MORE ON SERVICES

Another way to consider the growth of the new economy is to look at our changing personal spending patterns.

In a study reported in Business Week in March 1998, increases in spending for key "old economy" items were measured against those of key "new economy" items. On average, Americans spent 12% more in 1997 than they did the previous year on service and information such as home computers, entertainment, financial services and the telephone. Comparatively, they spent less than 1% more for manufactured products such as clothing, automobiles and food.

Every business, large or small, relies on service and information companies for its prosperity. In every type of commercial activity - manufacturing, transportation, energy, trade and finance - companies rely on the edge service and information companies offer for their business success.

On the following pages, we will discuss the service and information components of the fund in more detail and cite examples of industries that play key roles in the growth of the new economy. They are industries that affect your life each and every day.

But first, it's important to look at how The New Economy Fund is managed because we believe it is one of the most critical elements of the fund's long-term success.

[Begin Sidebar]
On average, Americans spent 12% more in 1997 than they did the previous year on service and information.
[End Sidebar]

[Begin Sidebar]
WHY INVEST IN THE NEW ECONOMY?

The service industries have experienced dynamic growth with more stability than the economy as a whole.

                         Economy-Wide              Service Sector
               Gross Domestic Product       Gross Domestic Product


 1964 Q4                        100.00                       100.00
 1965 Q1                        102.53                       100.86
      Q2                        103.89                       102.46
      Q3                        105.81                       103.91
      Q4                        108.42                       105.78
 1966 Q1                        111.05                       106.67
      Q2                        111.53                       108.05
      Q3                        112.29                       109.03
      Q4                        113.24                       110.32
 1967 Q1                        114.14                       112.04
      Q2                        114.23                       113.20
      Q3                        115.13                       114.72
      Q4                        116.00                       115.72
 1968 Q1                        118.12                       117.10
      Q2                        120.16                       119.10
      Q3                        121.04                       120.76
      Q4                        121.59                       122.18
 1969 Q1                        123.44                       123.45
      Q2                        123.74                       124.92
      Q3                        124.46                       126.33
      Q4                        123.83                       127.84
 1970 Q1                        123.61                       129.21
      Q2                        123.80                       130.23
      Q3                        124.94                       131.62
      Q4                        123.71                       132.57
 1971 Q1                        127.07                       133.78
      Q2                        127.78                       135.03
      Q3                        128.62                       136.15
      Q4                        128.99                       138.03
 1972 Q1                        131.57                       140.11
      Q2                        134.61                       141.59
      Q3                        136.01                       143.26
      Q4                        138.35                       146.11
 1973 Q1                        142.07                       147.85
      Q2                        143.05                       149.48
      Q3                        142.61                       150.68
      Q4                        144.07                       151.38
 1974 Q1                        142.65                       152.33
      Q2                        143.18                       154.02
      Q3                        141.62                       154.55
      Q4                        140.68                       156.29
 1975 Q1                        138.73                       157.60
      Q2                        139.99                       159.38
      Q3                        142.61                       160.26
      Q4                        144.27                       162.32
 1976 Q1                        147.63                       164.53
      Q2                        148.64                       165.51
      Q3                        149.23                       167.73
      Q4                        150.62                       170.42
 1977 Q1                        152.44                       171.79
      Q2                        155.50                       172.85
      Q3                        158.03                       175.31
      Q4                        157.98                       177.02
 1978 Q1                        158.61                       179.92
      Q2                        164.64                       182.26
      Q3                        166.15                       183.66
      Q4                        168.04                       184.75
 1979 Q1                        168.11                       186.81
      Q2                        168.47                       187.94
      Q3                        169.54                       188.37
      Q4                        169.95                       189.94
 1980 Q1                        170.79                       190.98
      Q2                        166.68                       190.09
      Q3                        166.53                       192.80
      Q4                        169.80                       195.00
 1981 Q1                        172.98                       194.21
      Q2                        171.44                       196.25
      Q3                        173.49                       196.72
      Q4                        171.33                       196.84
 1982 Q1                        168.48                       197.84
      Q2                        169.18                       198.56
      Q3                        168.34                       199.49
      Q4                        168.57                       202.15
 1983 Q1                        170.20                       204.39
      Q2                        173.87                       207.37
      Q3                        176.99                       209.38
      Q4                        180.28                       211.45
 1984 Q1                        184.46                       214.07
      Q2                        187.35                       216.06
      Q3                        188.72                       218.13
      Q4                        189.94                       220.63
 1985 Q1                        191.89                       224.20
      Q2                        192.86                       225.98
      Q3                        195.63                       228.62
      Q4                        196.87                       231.40
 1986 Q1                        199.32                       233.45
      Q2                        199.54                       234.52
      Q3                        200.62                       236.86
      Q4                        201.73                       239.52
 1987 Q1                        203.01                       243.11
      Q2                        205.06                       246.01
      Q3                        206.86                       248.23
      Q4                        209.90                       250.12
 1988 Q1                        211.17                       254.11
      Q2                        213.31                       256.13
      Q3                        214.58                       259.16
      Q4                        217.28                       260.52
 1989 Q1                        219.40                       262.39
      Q2                        221.03                       263.03
      Q3                        222.21                       264.84
      Q4                        222.42                       267.43
 1990 Q1                        224.57                       269.15
      Q2                        225.27                       272.31
      Q3                        224.19                       274.31
      Q4                        221.89                       273.97
 1991 Q1                        220.74                       272.41
      Q2                        221.73                       275.46
      Q3                        222.29                       276.19
      Q4                        222.85                       277.61
 1992 Q1                        225.42                       281.35
      Q2                        226.82                       283.30
      Q3                        228.52                       284.50
      Q4                        230.94                       286.79
 1993 Q1                        230.97                       288.16
      Q2                        232.14                       289.50
      Q3                        233.37                       292.07
      Q4                        236.41                       293.83
 1994 Q1                        238.15                       295.75
      Q2                        240.91                       298.66
      Q3                        241.98                       300.12
      Q4                        244.14                       301.81
 1995 Q1                        245.19                       303.90
      Q2                        245.44                       306.73
      Q3                        247.45                       309.60
      Q4                        249.14                       311.36
 1996 Q1                        251.20                       313.90
      Q2                        254.92                       316.69
      Q3                        256.23                       318.20
      Q4                        258.90                       321.82
 1997 Q1                        261.59                       323.59
      Q2                        264.14                       326.68
      Q3                        266.86                       330.55
      Q4                        268.81                       333.49
 1998 Q1                        272.46                       336.08
      Q2                        273.70                       340.28
      Q3                        276.31                       343.97


Index: fourth quarter 1964 = 100
Source: U.S. Department of Commerce. Bureau of Economic Analysis
[End Sidebar]

[Begin Sidebar]
TELECOMMUNICATIONS
[photo:  close-up of cellular phone]

Of all the industries in the new economy, telecommunications has been perhaps the most dynamic.

Today, the global telecom market is a dog-eat-dog battlefield. Worldwide deregulation of the industry has combined with quickly advancing technologies to create a climate of competition in which upstart companies are able to compete with long-standing leaders to be your telephone or cellular service provider. The development and growth of the Internet has given companies an important new medium for commerce, and it has given consumers a virtual marketplace.

Yet the telecommunications infrastructure needed to support many information services is still relatively underdeveloped in much of the world. Many governments are embarking upon ambitious programs to enhance this infrastructure in recognition of the many benefits of telecom products and services.
[End Sidebar]

HOW THE FUND INVESTS

Like the other American Funds, The New Economy Fund relies on a process of investing called the multiple portfolio counselor system. The fund's assets are divided into six segments. Five pieces are individually managed by veteran portfolio counselors Bill Grimsley, Tim Armour, Claudia Huntington, Gordon Crawford and Bill Newton. The sixth segment of the fund is assigned to a group of research analysts. In brief, portfolio counselors are "generalists" who select from a wide range of investments. Research analysts are "specialists" who buy and sell companies among the industries they follow.

PORTFOLIO COUNSELORS ACT INDEPENDENTLY

Unlike a committee, where decisions are made by consensus, each portfolio counselor operates autonomously and invests his or her portion as if it were an entire fund. The independence that individual counselors enjoy means they can focus on and invest in those companies they really believe in and understand. They don't have to drift beyond their fields of expertise to provide diversification. The other counselors and research analysts - each of whom also invests on his or her strongest convictions - provide ample diversification.

ANALYSTS PLAY KEY ROLE

In turn, research analysts help add value because they focus narrowly on a specific industry or type of company. They spend more time on the road talking to company officials, competitors, suppliers and creditors to get a well-rounded view of a company's prospects.

"We have always believed that the closer you are to the source of information, the more effective your decision-making process is likely to be," says Tim Armour, president of The New Economy Fund. "That is one reason why research analysts play such an important role in the fund."

Research analysts benefit because they invest in the companies they follow. At many other investment firms, research analysts simply make recommendations to others about the purchase and sale of stocks.

SMOOTHING THE UPS AND DOWNS

The American Funds have been using this system for more than 40 years. It has tended to smooth out the ups and downs of individual results, and it encourages diversification of styles and approaches. It has also provided a measure of consistency, continuity and flexibility. While one portfolio counselor may be having an off year, another may be having an outstanding one.

The multiple portfolio counselor system has worked especially well for The New Economy Fund. Investing in rapidly changing service and information industries calls for a system that allows investment professionals to follow their strongest convictions and to act quickly when an opportunity arises. Our portfolio counselors and research analysts can do that, yet the system allows them to share information and viewpoints.

Brady Enright, a San Francisco-based research analyst who covers small companies for the fund, appreciates the system's strengths. "We get the best of both individual and team management," he says. "We don't have the institutional inertia of waiting for a consensus to buy a stock. Yet we bring the expertise of multiple investment professionals to bear on every investment decision."

[Begin Sidebar]
"The use of mobile phones continued to gain momentum globally with approximately 200 million cellular subscribers at the end of 1997, up from 135 million at the beginning of the year. The industry estimates that by the end of the year 2000, the global subscriber base will increase to around 470 million."
- 1997 Nokia annual report

Sales of airline tickets purchased over the Internet
1996   $276 million
1997    827 million
The Financial Times
[End Sidebar]

[Begin Sidebar]
The finance revolution in the past 25 years rivals the one that gave us the microchip.
- Business Week, August 31, 1998

In America alone there are:
* More than 9,000 commercial banks
* Some 8,000 insurance companies
* Over 5,500 securities firms
* About 500 mutual fund companies
- Business Economics, October 1998

The insurance industry in the United States - with more than $600 billion in premiums - is the second largest in the world after Japan.
- Business America, April 1998
Financial services firms are among the biggest high-tech users, spending more than $60 billion annually on information technology.
- Business Week, December 21, 1998
[End Sidebar]

The multiple portfolio counselor system has been good for shareholders because it has given them the opportunity to benefit from the viewpoints and perspectives of a wide range of investment professionals with differing approaches and styles.

Brady believes that part of the value of working with portfolio counselors is that "they bring a broader perspective to the process. Usually, there are four or five key issues that are important to a stock. The counselors help you focus on the key questions. Otherwise, you can lose your way in the forest by concentrating too closely on the trees."

CHOOSING THE WINNERS

Now that we have discussed how The New Economy Fund is managed, let's find out how the fund's analysts and portfolio counselors go about finding good investments in the service and information industries. As we have indicated, there is no one way to accomplish this, and one of the fund's strengths is the wide variety of styles of its investment professionals.

FOCUSING ON THE NEXT THREE TO FIVE YEARS

Jeff Lager, a research analyst who covers business and environmental service companies for the fund, says that an important thing to remember is that the service and information industries are still emerging, so you have to focus on the future - not on what is happening now. Jeff puts it this way: "A great hockey player once said that the trick is not to go where the puck is - but to go to the empty space where the puck is going to be. We try hard to figure out where a company is going to be three to five years from now."

It's more difficult than researching an old-line manufacturing company, Jeff says. "Many of these service companies don't have products. They consist of people and a process. They run a business driven off intellectual capital. So you can't kick the tires on a car or tour a factory floor. It's a separate discipline. You have to assess what the market's need is for this service. What is the company's intellectual capital? You have to assess how good the management is and how good the service is that the company is selling to the market."

SEEKING ECONOMICALLY COMPELLING SERVICES

Brady Enright looks for companies that have what he calls "a sustainable business model." The company "has to offer a service or product that is economically compelling. The service or product has to be very important to the customer. In cases where these factors exist, companies can benefit from a lack of pricing pressure.

One example is a small company called Profit Recovery Group International, Brady says. Based in Atlanta, the company provides accounts-payable audit services for retailers. The firm goes through old accounts-payable receipts and makes sure the client didn't overpay. The company usually comes up with a fairly predictable number of errors and is remunerated for a percentage of what it finds. "For Profit Recovery's customers, it's all found money," Brady says.

Another profitable company is Allied Waste Industries, a provider of waste management services in the United States. "It has very attractive long-term fundamentals," says Jeff Lager. "It generates a lot of cash and provides essential services. The fund has a mix of different types of service companies
- some of them mundane and some of them cutting edge. A service orientation is the link."

[Begin Sidebar]
FINANCIAL SERVICES
[photo:  close-up of laptop computer]

By most accounts, the finance sector of the economy is booming. Each week brings news of another financial services acquisition, a reminder that it is an industry in the midst of unprecedented change.

Regulations once designed to restrict mergers within and across financial service industries are falling by the wayside as changing consumer demand, advancing technology and increasing globalization challenge the ways financial products and services are delivered. Consumer credit has grown 60% in the past eight years as credit cards have become more widely accepted in such places as movie theaters, fast-food restaurants and grocery stores. Transactions at automated teller machines have nearly doubled since 1990, and streamlined mortgage underwriting has made obtaining a home loan cheaper and faster.

The Internet is also affecting change. Online trading has lowered the average commissions paid to brokerages, spurring a related decrease in costs.
Bottom line? The financial sector of the economy - which includes insurance and real estate - fueled 18% of corporate profits in the 1990s, up from 11% in the 1980s.
[End Sidebar]

[Begin Sidebar]
ENTERTAINMENT & LEISURE
[photo:  close-up of satellite]

Studies have shown that Americans spend a third of their time and income on entertainment and leisure, making these industries a significant force in our economy.

Consider the variety of ways you spend your free time and discretionary income
- on movies, home electronics, television, travel, music, sporting goods, amusements, toys and recreation equipment like boats, motor homes and bicycles. A quick accounting of your own spending will point out the incredible array of products and services that comprise this sector of the economy.

As long as the economy remains stable and growing, it is likely we will continue to enjoy leisure pursuits in growing numbers.
[End Sidebar]

SEARCHING FOR VALUE IN INTERNET COMPANIES

Bill Grimsley, chairman of the fund, says New Economy analysts and portfolio counselors have done as much research on Internet-related companies as any investment firm in the business, but the portfolio doesn't yet show a long list of Internet companies. "We stay on top of these companies," Bill says, "but it is a very difficult area for value-oriented, long-term investors."

An example is America Online, the dominant Internet online service company. "We know the company very well, but at certain valuations we feel it is just not appropriate as a long-term holding," Bill says. America Online's stock rose 363.9% in price during the past fiscal year, and the fund sold most of its position in the company, taking substantial profits. "In the near term, it looks like America Online's high stock price reflects overzealous enthusiasm and speculation," Bill says.

However, continuous, intensive research on Internet-related companies is important because "services and products that were not on people's radar screens six or eight years ago have become very big parts of the new economy," Bill says. "So you must do the research to stay ahead."

TAKING A GLOBAL APPROACH TO THE NEW ECONOMY

It's important to recognize that the fund takes a global approach to investing in service and information companies. It can invest up to 40% of its assets in companies outside the United States. At the end of fiscal 1998, it had 26.7% of its assets invested outside the United States.

The fund's approach to its telecommunications investments is a clear example, says Tim Armour. "The boom in cellular telephones is a worldwide phenomenon - and we look at it that way," Tim says. The fund has significant investments in Vodafone Group, a leading provider of mobile telephone services in the United Kingdom and Europe; Mannesmann, which operates a digital mobile telephone network in Germany; and AirTouch Communications, a wireless telecommunications company based in the United States, which receives about half of its revenues from overseas operations.

Other kinds of companies are also well represented among our non-U.S. holdings. One of the fund's 10 largest holdings as of November 30 was Rentokil, a global service company based in the United Kingdom.

THE BOTTOM LINE FOR INVESTORS

So what does all this mean for investors in The New Economy Fund? Over the long term, we believe our approach to investing in service and information industries will provide investors with opportunities to participate in the fastest growing industries around the world. Over the past 15 years, the fund's 16.1% average annual return has clearly outpaced those of the three indexes we measure it against (as shown on the inside front cover). Shareholders who have remained with us over the long run have realized the benefits of investing in the new economy.

[Begin Sidebar]
"To be able to use leisure intelligently will be the last product of an intelligent civilization."
- Bertrand Russell

Over the past decade, U.S. travel and tourism exports have grown nearly 250%.
- Business America, April 1998

Spending by international visitors reached a record $90 billion in 1996, with nearly $70 billion injected directly into the U.S. economy.
- Business America, April 1998

Of the 211 million TV households in the United States, 60.5 million subscribe to cable TV.
- The Independent Producer's Manual

Over 70% of the population rents or goes to movies regularly, thus accounting for more than 1.5 billion movie attendances each year in the United States. -The Independent Producer's Manual
[End Sidebar]

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1998
------------------------------------------ -------------
Largest Holdings by Industry

Broadcasting & Publishing                          18.23%
Telecommunications                                 10.39
Computer Services & Software                        8.09
Miscellaneous Financial Services                    7.54
Insurance                                           5.70
All Other Industries                               38.07
Cash & Equivalents                                 11.98
------------------------------------------ -------------

THE NEW ECONOMY FUND
November 30, 1998

-------------------------------------------
                                              Percent
                                                   of
         Largest Equity Holdings           Net Assets
Tele-Communications, Liberty Media Group        3.53%
Viacom                                            3.35
Fannie Mae                                        2.80
Freddie Mac                                       2.61
Time Warner                                       2.50
Cendant                                           2.34
Carnival                                          2.01
Comcast                                           2.00
Rentokil Initial                                  1.77
Oracle                                            1.76

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1998

                                                                                                  Market     Percent
Equity Securities (common and                                                     Shares or        Value      of Net
 preferred stocks and convertible debentures)                                 Principal Amoun      (000)      Assets
----------------------------------------                                       ------------- -----------------------
BROADCASTING & PUBLISHING - 18.23%
Tele-Communications, Inc., Series A, Liberty Media Group (1)                       5,282,762     $212,961      3.53%
Viacom Inc., Class B, non-voting (1)                                               3,035,000      202,017        3.35
Time Warner Inc.                                                                   1,425,000      150,694        2.50
Comcast Corp., Class A, special stock                                              2,485,000      120,833        2.00
Tele-Communications, Inc., Series A,  TCI Group (1)                                1,834,059       77,489        1.28
News Corp. Ltd., preferred (Australia)                                             2,875,326       18,014
News Corp. Ltd.                                                                    2,161,906       15,133
News Corp. Ltd. (ADR)                                                                500,000       14,000
News Corp. Ltd., preferred (ADR)                                                     275,000        6,927         .89
Mediaset SpA (Italy) (2)                                                           5,760,000       40,835         .68
NTL Inc. (United Kingdom) (1)                                                        515,000       28,679         .47
EMAP PLC (United Kingdom)                                                          1,400,000       26,757         .44
Fox Entertainment Group, Inc., Class A (1)                                         1,000,000       23,625         .39
TV Azteca, SA de CV (ADR) (Mexico)                                                 3,005,000       22,538         .37
Grupo Televisa, SA (ADR)(Mexico) (1)                                                 786,300       20,002         .33
ProSieben Media AG, nonvoting, preferred (Germany)                                   410,000       19,648         .32
CANAL+ (France)                                                                       81,370       18,693         .31
Data Broadcasting Corp. (1)                                                        1,635,800       17,380         .29
Chris-Craft Industries, Inc. (1)                                                     350,000       16,188         .27
Thomson Corp. (Canada)                                                               600,000       14,204         .24
Adelphia Communications Corp., Class A (1)                                           400,000       13,975         .23
AUDIOFINA (Luxembourg)                                                               185,000        8,231         .14
CBS Corp.                                                                            200,434        5,975         .10
Flextech PLC (United Kingdom) (1)                                                    500,000        4,794         .08
SOFT BANK CORP. (Japan)                                                               20,460        1,180         .02
TELECOMMUNICATIONS - 10.39%
AirTouch Communications (1)                                                        1,500,000       85,781        1.42
Telefonica, SA (Spain)                                                             1,162,200       54,625
Telefonica, SA (ADR)                                                                 150,000       20,906        1.25
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                              1,601,960       74,591        1.24
Tele Danmark AS, Class B (ADR) (Denmark)                                             540,000       29,936
Tele Danmark AS, Class B                                                             200,000       22,334         .87
Mannesmann AG (Germany)                                                              475,000       51,378         .85
Telecom Italia SpA, nonvoting, savings (Italy)                                     4,385,000       27,184
Telecom Italia SpA                                                                 2,400,000       19,427         .77
Tele-Communications, Inc., Series A, TCI Ventures Group (1)                        2,234,480       44,271         .73
MCI WorldCom, Inc. (formerly MCI Communications Corp.) (1)                           621,950       36,695         .61
Vodafone Group PLC (ADR) (United Kingdom)                                            200,000       29,537         .49
Ascend Communications, Inc. (1)                                                      500,000       28,094         .47
Telecom Corp. of New Zealand Ltd. (New Zealand)                                    2,200,000        9,354
Telecom Corp. of New Zealand Ltd. (2)                                              2,028,400        8,624
Telecom Corp. of New Zealand Ltd., installment receipt                             3,602,400        7,696         .42
Sprint Corp.                                                                         350,500       25,499         .42
Hong Kong Telecommunications Ltd. (Hong Kong)                                      5,094,984        9,740         .16
Telecom Argentina SA, Class B (ADR) (Argentina)                                      261,000        7,961         .13
Globalstar Telecommunications Ltd. (1)                                               333,268        6,582         .11
NTT Mobile Communications Network, Inc. (Japan) (1)                                      168        6,416         .10
TeleTech Holdings, Inc. (1)                                                          600,000        5,475         .09
Stet Hellas Telecommunications SA (ADR) (Greece) (1)                                 153,100        5,320         .09
Telefonica de Argentina SA, Class B (ADR) (Argentina)                                128,700        4,167         .07
Panafon Hellenic Telecommunications Co. SA (Greece) (1)(3)                           199,600        3,578         .06
Electric Lightwave, Inc., Class A (1)                                                400,000        2,450         .04
COMPUTER SERVICES & SOFTWARE - 8.09%
Cendant Corp. (1)                                                                  7,425,000      141,075        2.34
Oracle Corp. (1)                                                                   3,100,000      106,175        1.76
Microsoft Corp. (1)                                                                  370,000       45,140         .75
PeopleSoft, Inc. (1)                                                               2,023,000       41,598         .69
HNC Software Inc. (1)                                                                900,000       29,700         .49
Intuit Inc. (1)                                                                      500,000       28,937         .48
USWeb Corp. (1)                                                                    1,181,800       26,886         .44
Altera Corp.(1)                                                                      400,000       19,625         .32
Cisco Systems, Inc. (1)                                                              200,000       15,075         .25
Computer Associates International, Inc.                                              217,200        9,611         .16
Platinum Software Corp. (1)                                                          900,000        9,563         .16
Security Dynamics Technologies, Inc. (1)                                             500,000        7,625         .13
CBT Group PLC (ADR) (Ireland) (1)                                                    700,000        7,350         .12
MISCELLANEOUS FINANCIAL SERVICES - 7.54%
Fannie Mae                                                                         2,321,500      168,889        2.80
Freddie Mac                                                                        2,600,000      157,300        2.61
SLM Holding Corp.                                                                  1,200,000       52,800         .88
Capital One Financial Corp.                                                          225,000       24,750         .41
First Data Corp.                                                                     800,000       21,350         .35
ORIX Corp. (Japan)                                                                   154,000       11,000         .18
CB Richard Ellis Services, Inc. (1)                                                  500,000        8,875         .15
Insignia Financial Group, Inc., Class A (1)                                          374,700        5,082         .08
American Capital Strategies, Ltd.                                                    325,000        4,956         .08
INSURANCE - 5.70%
Fairfax Financial Holdings Ltd. (Canada)(1)                                          281,000       90,101        1.49
EXEL Ltd., Class A (Incorporated in Bermuda)                                       1,150,000       86,394        1.43
ING Groep NV (Netherlands)                                                           853,224       48,849
ING Groep NV, warrants, expire 2001 (1)                                              210,000        3,239         .86
American International Group, Inc.                                                   337,500       31,725         .53
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                    553,900       24,510         .41
20th Century Industries                                                            1,000,000       24,312         .41
Life Re Corp.                                                                        150,000       14,128         .23
Trenwick Group Inc.                                                                  255,000        8,096         .13
HCC Insurance Holdings, Inc.                                                         400,000        7,425         .12
Allianz AG (Germany)                                                                  15,000        5,398         .09
MISCELLANEOUS BUSINESS SERVICES - 5.46%
Rentokil Initial PLC (United Kingdom)                                             16,025,000      107,059        1.77
Concord EFS, Inc. (1)                                                              1,332,450       42,389         .70
ABR Information Services, Inc. (1)                                                 1,400,000       23,800         .39
Yahoo  Inc. (1)                                                                      100,000       19,200         .33
Profit Recovery Group International, Inc. (1)                                        565,700       19,092         .32
Black Box Corp. (1)                                                                  450,000       15,806         .26
Administaff, Inc. (1)                                                                515,800       13,959         .23
Metamor Worldwide, Inc. (1)                                                          584,700       13,850         .23
Snyder Communications, Inc. (1)                                                      350,000       12,447         .21
Pittston Brink's Group                                                               400,000       12,000         .20
Bright Horizons Family Solutions, Inc. (formerly CorporateFamily Solutions, In       495,000       11,694         .19
Rental Service Corp. (1)                                                             500,000       10,594         .18
Security Capital Group Inc., Class A (1)                                              13,500        9,517
Security Capital Group Inc., Class B (1)                                              52,800          779         .17
Park-Ohio Industries, Inc. (1)                                                       500,000        8,219         .14
Stewart Enterprises, Inc., Class A                                                   200,000        4,463         .07
ISS-International Service System A/S, Class B (Denmark)                               34,000        2,241         .04
InaCom Corp. (1)                                                                     100,000        2,075         .03
EarthWatch Inc., 12.0% convertible preferred, Series C (1) (2) (3) (4)               500,000          250         .00
BANKING - 4.44%
Wells Fargo & Co.                                                                  2,206,660       79,440        1.32
Charter One Financial, Inc.                                                        1,146,862       34,047         .56
Westpac Banking Corp. (Australia)                                                  4,383,609       29,166         .49
Associated Banc-Corp                                                                 781,250       26,660         .44
Unidanmark A/S (Denmark)                                                             250,700       20,453         .34
STB Cayman Capital Ltd., 0.50% convertible debentures 2007 (Japan)             $2,240,000,000      13,925         .23
ForeningsSparbanken AB, Class A (Sweden)                                             490,000       13,729         .23
Royal Bank of Canada (Canada)                                                        250,000       12,326         .20
Keystone Financial, Inc.                                                             375,000       12,141         .20
First Union Corp.                                                                    150,000        9,112         .15
Sakura Finance (Bermuda) Trust, .75% convertible preference units (Japan)        864,000,000        4,318
Sakura Bank, Ltd.                                                                  1,371,000        3,498         .13
St. George Bank Ltd. (Australia)                                                     140,000        6,860         .11
Philippine Commercial International Bank, Inc. (Philippines)                                                      .04
ENTERTAINMENT & LEISURE - 4.38%
Carnival Corp.                                                                     3,520,000      121,440        2.01
Walt Disney Co.                                                                    2,100,000       67,594        1.12
Mirage Resorts, Inc. (1)                                                           2,400,000       35,700         .59
Nintendo Co., Ltd. (Japan)                                                           120,000       11,126         .18
MGM Grand, Inc. (1)                                                                  400,000       10,275         .17
Star Cruises PLC (United Kingdom) (1)                                              5,454,000        8,781         .15
Vail Resorts, Inc. (1)                                                               200,000        5,050         .09
Midway Games Inc. (1)                                                                440,900        4,492         .07
Genting International PLC (Malaysia) (1)                                           1,800,000          216         .00
ELECTRONIC DATA PRODUCTS - 4.10%
Applied Materials, Inc. (1)                                                        1,000,000       38,750         .64
Telefonaktiebolaget LM Ericsson, Class B (ADR)   (Sweden)                            780,000       21,548
Telefonaktiebolaget LM Ericsson, Class B                                             300,000        8,332         .50
Microchip Technology Inc. (1)                                                        760,000       26,457         .44
Molex Inc.                                                                           700,000       25,244         .42
Texas Instruments Inc.                                                               300,000       22,913         .38
Adaptec, Inc. (1)                                                                  1,400,000       22,750         .38
Intel Corp.                                                                          195,000       20,987         .35
3Com Corp. (1)                                                                       500,000       19,344         .32
Rohm Co., Ltd. (Japan)                                                               150,000       12,677         .21
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                           3,770,000        9,137         .15
America Online, Inc. (1)                                                              70,000        6,129         .10
Electronics for Imaging, Inc.(1)                                                     200,000        5,362         .09
Micron Technology, Inc. (1)                                                          100,000        4,131         .07
SCI Systems, Inc. (1)                                                                 76,100        3,700         .05
MERCHANDISING - 3.99%
Consolidated Stores Corp. (1)                                                      3,018,750       64,903        1.08
USA Networks, Inc. (1)                                                             1,650,000       52,078         .86
Circuit City Stores, Inc. - Circuit City Group                                       575,000       20,808         .34
AutoZone, Inc. (1)                                                                   500,000       15,062         .25
Coles Myer Ltd. (Australia)                                                        2,800,209       14,473         .24
Michaels Stores, Inc. (1)                                                            800,000       14,400         .24
Brylane Inc. (1)                                                                     800,000       12,700         .21
MSC Industrial Direct Co., Inc., Class A (1)                                         452,400       10,773         .18
Claire's Stores, Inc.                                                                540,800        9,194         .15
PETsMART, Inc. (1)                                                                 1,000,000        8,562         .14
Home Depot, Inc.                                                                      98,000        4,875         .08
Circuit City Stores, Inc. - CarMax Group (1)                                         900,000        4,838         .08
DFS Furniture Co. PLC (United Kingdom)                                             1,300,000        3,644         .06
Garden Ridge Corp. (1)                                                               200,000        1,575         .03
Dickson Concepts (International) Ltd. (Hong Kong--Incorporated in Bermuda)         1,278,400        1,379         .02
CompuCom Systems, Inc. (1)                                                           263,400        1,021         .02
JLK Direct Distribution Inc., Class A (1)                                             82,200          899         .01
MISCELLANEOUS PUBLIC SERVICES - 1.79%
Williams Companies, Inc.                                                           1,666,600       48,019         .79
Suez Lyonnaise des Eaux (France) (1)                                                               29,943
Suez Lyonnaise des Eaux, rights, expire 2001 (1)                                                      976
Suez Lyonnaise des Eaux (1)                                                                             7         .51
K N Energy, Inc.                                                                     670,000       29,313         .49
HEALTH & HOSPITAL SERVICES - 1.32%
Columbia/HCA Healthcare Corp.                                                                                     .58
FIRST HEALTH Group Corp. (1)                                                                                      .19
Human Genome Sciences, Inc. (1)                                                      300,000                      .16
United HealthCare Corp.                                                                                           .15
Cardinal Health, Inc., Class A                                                                                    .13
Nu Skin Enterprises, Inc., Class A (1)                                               290,000        6,942         .11
RESTAURANTS - 1.29%
Brinker International, Inc. (1)                                                                                  1.29
ENVIRONMENTAL SERVICES - 1.11%
Allied Waste Industries, Inc. (1)                                                                  43,963         .73
Waste Management, Inc.                                                                             23,303         .38
SAFETY & SECURITY SERVICES - 0.76%
Securitas AB, Class B (Sweden)                                                       2,212,00      32,891         .54
Protection One, Inc. (1)                                                                           12,994         .22
COMPUTER SYSTEMS - 0.71%
International Business Machines Corp.                                                 94,000       15,510         .26
Silicon Graphics, Inc. (1)                                                         1,120,300       13,724         .23
Compaq Computer Corp.                                                                250,000        8,125         .13
Gateway 2000, Inc. (1)                                                               100,000        5,612         .09
ELECTRIC UTILITIES - 0.70%
Manila Electric Co., Class B (Philippines)                                                                        .30
Southern Electric PLC (United Kingdom)                                                                            .27
National Power PLC (United Kingdom)                                                                               .13
ADVERTISING - 0.70%
Omnicom Group Inc.                                                                     400,00       21,37         .36
Interpublic Group of Companies, Inc.                                                                              .34
DIVERSIFIED SERVICES - 0.63%
Brambles Industries Ltd. (Australia)                                                 1,040,00       25,41         .42
Benpres Holdings Corp. (GDR) (Philippines) (1)                                     4,591,536       12,397         .21
INFORMATION & PRINTING SERVICES - 0.61%
Reuters Group PLC (ADR) (United Kingdom)                                                           24,920         .41
Primark Corp. (1)                                                                                  12,013         .20
REAL ESTATE - 0.53%
Host Marriott Services Corp. (1)                                                   1,300,000       19,094         .32
Mitsubishi Estate Co., Ltd. (Japan)                                                1,320,000       12,614         .21
ENERGY SERVICES - 0.52%
Schlumberger Ltd. (Netherlands Antilles)                                             540,000       24,131         .40
Linear Technology Corp.                                                              100,000        7,007         .12
LEASING SERVICES - 0.35%
Hertz Corp., Class A                                                                   481,30      17,688         .29
IKON Office Solutions, Inc.                                                                         3,728         .06
HEALTH & PERSONAL CARE SERVICES - 0.16%
Trigon Healthcare, Inc. (1)                                                          264,600        9,807         .16
MISCELLANEOUS - 4.52%
Other equity securities in initial period of aquisition                                           273,007        4.52
                                                                                             -----------------------
TOTAL EQUITY SECURITIES
 (COST: $3,384,675,000)                                                                         5,314,972       88.02
                                                                                   Principal -----------------------
                                                                                      Amount
Short-Term Securities                                                                  (000)
----------------------------------------                                       ------------- ------------
CORPORATE SHORT-TERM NOTES - 9.96%
IBM Credit Corp. 5.05% due 1/11/1999                                                 $50,000     $49,691        .82%
Ford Motor Credit Co. 5.13% due 1/14/1999                                             50,000       49,669         .82
Associates First Capital Corp 5.26%-5.34% due 1/7-1/25/1999                           45,300       45,006         .74
Pfizer Inc 5.05% due 12/4/1998 (2)                                                    39,300       39,278         .65
PepsiCo, Inc. 5.40%-5.46% due 12/14/1998 (2)                                          38,900       38,822         .64
General Electric Capital Corp. 5.24%-5.45% due 12/1/1998-1/21/1999                    38,000       37,809         .63
Coca-Cola Co. 5.00%-5.30% due 12/1/1998-1/22/1999                                     38,000       37,742         .63
Lucent Technologies Inc. 5.00%-5.10% due 12/10/1998-1/12/1999                         34,200       34,015         .56
Procter & Gamble Co. 4.90%-5.00% due 1/20-1/27/1999                                   33,800       33,536         .56
Shell Oil Co. 5.14% due 12/3/1998                                                     31,000       30,987         .52
H. J. Heinz Co. 5.16% due 12/2/1998                                                   29,000       28,992         .48
Hershey Foods Corp. 5.07% due 12/11/1998                                              29,000       28,955         .48
Emerson Electric Co. 4.95%-5.09% due 12/7-12/22/1998                                  27,250       27,203         .46
PACCAR Financial Corp. 5.02%-5.13% due 12/3/1998-1/15/1999                            25,600       25,466         .42
Abbott Laboratories 5.08% due 12/1/1998                                               25,200       25,196         .42
General Motors Acceptance Corp. 5.06% due 1/13/1999                                   24,900       24,740         .41
American Express Credit Corp. 5.02% due 12/18/1998                                    23,300       23,241         .38
Motorola, Inc. 5.08% due 1/28/1999                                                    21,000       20,824         .34
FEDERAL AGENCY DISCOUNT NOTES - 2.48%
Federal Home Loan Banks 4.76%-4.86% due 1/15-1/29/1999                                83,400       82,797        1.37
Freddie Mac 4.80%-5.10% due 12/23/1998-1/29/1999                                      35,000       34,796         .58
Fannie Mae 5.00%-5.28% due 12/9/1998-1/15/1999                                        32,600       32,415         .53
NON-U.S. CURRENCY - 0.29%
New Taiwanese Dollar                                                              NT$563,057       17,384         .29

TOTAL SHORT-TERM SECURITIES                                                                  ------------------------
 (COST: $768,219,000)                                                                             768,564       12.73
                                                                                             ------------------------
TOTAL INVESTMENT SECURITIES
 (COST: $4,152,894,000)                                                                         6,083,536      100.75

Excess of payables over cash and receivables                                                       44,858         .75
                                                                                             -----------------------
NET ASSETS                                                                                     $6,038,678    100.00%
                                                                                             =======================



(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

ADR = American Depository Receipts

GDR = Global Depository Receipts

 The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

See Notes to Financial Statements

Equity securities appearing in the
 portfolio since May 31, 1998
-------------------------------------------
Adelphia Communications
Allianz
Applied Materials
Ascend Communications
Brylane
CBT Group
Cardinal Health
Cisco Systems
Compaq Computer
Computer Associates International
Data Broadcasting
Electric Lightwave
Electronics for Imaging
Fox Entertainment Group
Gateway 2000
Genting International
ISS-International Service System
Linear Technology
Microsoft
Molex
NTL
NTT Mobile Communications Network
Panafon Hellenic Telecommunications
Park-Ohio Industries
Profit Recovery Group International
Protection One
SCI Systems
Stet Hellas Telecommunications
Suez Lyonnaise des Eaux
Telefonaktiebolaget LM Ericsson
Trigon Healthcare
USWeb
Vail Resorts
Williams Companies
Yahoo!A69

Equity securities eliminated from the
 portfolio since May 31, 1998
-------------------------------------------
Aetna
American Management Systems
APAC TeleServices
Banco de Santander
Broderbund Software
Cerner
Circus Circus Enterprises
Ecolab
Electronic Arts
Foodmaker
France Telecom
Golden Books Family Entertainment
Greyhound Lines
Grupo Financiero Banamex Accival
Gymboree
LCI International
Limited
MacNeal-Schwendler
Mandamus
McDonald's
National Westminster Bank
Norwest
Orthodontic Centers of America
Policy Management Systems
Scholastic
Shared Medical Systems
SITEL
Sizzler International
Societe Generale de Belgique
Sodexho Marriott Services
Southwest Airlines
Tele-Communications International
Telefonica del Peru
Tesco
USA Waste Services
Viking Office Products
Young Broadcasting

The New Economy Fund
Financial Statements
Statement of Assets and                                         (dollars in
Liabilities at November 30, 1998                                 thousands)
                                          ----------------  ----------------
Assets:
Investment securities at market
 (cost: $4,152,894)                                              $6,083,536
Cash                                                                    304
Receivables for-
 Sales of investments                             $ 8,027
 Sales of fund's shares                             5,889
 Dividends                                          2,539            16,455
                                          ----------------  ----------------
                                                                  6,100,295
Liabilities:
Payables for-
 Purchases of investments                          52,190
 Repurchases of fund's shares                       4,064
 Management services                                2,022
 Other expenses                                     3,341            61,617
Net Assets at November 30, 1998-          ----------------  ----------------
 Equivalent to $23.65 per share on
 255,388,315 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                     $6,038,678
                                                              =============



Statement of Operations                                         (dollars in
for the year ended November 30, 1998                             thousands)
----------------------------------------  ----------------  ----------------
Investment Income:
Income:
 Dividends                                       $ 41,372
 Interest                                          35,174          $ 76,546
                                          ----------------
Expenses:
 Management services fee                           23,295
 Distribution expenses                             12,940
 Transfer agent fee                                 4,606
 Reports to shareholders                              221
 Registration statement and prospectus                246
 Postage, stationery and supplies                     901
 Trustees' fees                                       119
 Auditing and legal fees                               67
 Custodian fee                                        805
 Taxes other than federal income tax                   66
 Other expenses                                       114            43,380
                                          ----------------  ----------------
 Net investment income                                               33,166
                                                            ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   675,033
Net increase in unrealized
 appreciation on investments:
 Beginning of year                              1,507,804
 End of year                                    1,930,694
  Net unrealized appreciation             ----------------
   on investments                                                   422,890
 Net realized gain and unrealized                           ----------------
  appreciation on investments                                     1,097,923
Net Increase in Net Assets                                  ----------------
 Resulting from Operations                                       $1,131,089
                                                              =============


                                                                (dollars in
Statement of Changes in Net Assets                               thousands)
----------------------------------------    -------------     -------------

                                               year ended       November 30
                                                      1998              1997
Operations:                                 -------------     -------------
Net investment income                          $   33,166        $   28,767
Net realized gain on investments                  675,033           396,363
Net unrealized appreciation
 on investments                                   422,890           440,324
                                            -------------     -------------
 Net increase  in net assets
  resulting from operations                     1,131,089           865,454
                                            -------------     -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income              (28,423)          (32,176)
Distributions from net realized
 gain on investments                             (394,742)         (257,536)
                                            -------------     -------------

 Total dividends and distributions               (423,165)         (289,712)
                                            -------------     -------------
Capital Share Transactions:
Proceeds from shares sold:
 42,169,768 and 28,930,089
 shares, respectively                             937,603           535,948
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 20,671,001 and 16,361,452 shares,
 respectively                                     403,196           275,377
Cost of shares repurchased:
 37,059,740 and 43,976,233
 shares, respectively                            (814,395)         (806,006)
                                            -------------     -------------
 Net increase in net assets resulting
  from capital share transactions                 526,404             5,319
                                            -------------     -------------
Total increase in net assets                    1,234,328           581,061

Net Assets:
Beginning of year                               4,804,350         4,223,289
End of year (including undistributed        -------------     -------------
 net investment income: $21,689 and
 $17,008, respectively)                        $6,038,678        $4,804,350
                                            =============     =============





 See Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60/th/ day, based on the value determined on the 61/st/ day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of November 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,930,642,000, of which $2,168,330,000 related to appreciated securities and $237,688,000 related to depreciated securities. During the year ended November 30, 1998, the fund realized, on a tax basis, a net capital gain of $680,330,000 on securities transactions. Net losses related to non-U.S. currency transactions of $45,000 were treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has deferred, for tax purposes, the recognition of losses related to capital gains and non-U.S. currency transactions totaling $5,236,000 and $21,000, respectively, for the year ended November 30, 1998. The cost of portfolio securities for book and federal income tax purposes was $4,152,894,000 at November 30, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $23,295,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on annual rates of 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and .375% of such assets in excess of $6.5 billion. If net assets fall below $3 billion, the Agreement provides for lower fees based on annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; 0.42% of such assets in excess of $1.25 billion.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1998, distribution expenses under the Plan were $12,940,000. As of November 30, 1998, accrued and unpaid distribution expenses were $3,036,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,489,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,606,000.

 DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1998, aggregate amounts deferred and earnings thereon were $168,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,884,420,000 and $1,931,534,000, respectively, during the year ended November 30, 1998.

 As of November 30, 1998, accumulated undistributed net realized gain on investments was $642,045,000 and paid-in capital was $3,444,250,000. The fund reclassified $62,000 from undistributed net income to undistributed net realized gain, and $33,125,000 from undistributed net realized gain to paid-in capital for the year ended November 30, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $805,000 includes $28,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1998, such non-U.S. taxes were $2,687,000. Net realized currency losses on dividends and withholding taxes reclaimable on a book basis, were $90,000 for the year ended November 30, 1998.

 The fund owns 5.1% of the outstanding voting securities of Data Broadcasting Corp. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

PER-SHARE DATA AND RATIOS


                                                          Year      ended November          30
                                        ---------    ---------  --------- --------   --------
                                              1998         1997       1996     1995  1994 (1)
                                        ---------    ---------  --------- --------   --------
Net Asset Value, Beginning
 of Year                                     20.92       18.50      16.98    14.65      16.47
                                        ---------    ---------  --------- --------   --------

Income (loss) from Investment
 Operations:
 Net investment income                        .13          .12        .14      .20        .17
 Net gains (losses) on securities
  (both realized and unrealized)             4.44         3.57       2.26     2.99       (.59)
  Total income (loss)from               ---------    ---------  --------- --------   --------
   investment operations                     4.57         3.69       2.40     3.19       (.42)
                                        ---------    ---------  --------- --------   --------
Less Distributions:
 Dividends (from net investment
  income)                                    (.12)        (.14)      (.19)    (.18)      (.12)
 Distributions (from capital
  gains)                                    (1.72)       (1.13)      (.69)    (.68)     (1.28)
                                        ---------    ---------  --------- --------   --------
   Total distributions                      (1.84)       (1.27)      (.88)    (.86)     (1.40)
                                        ---------    ---------  --------- --------   --------
Net Asset Value, End of Year                 23.65        20.92      18.50    16.98      14.65
                                        =========    =========  ========= ========   ========
Total Return (2)                            23.73%       21.64%     15.00%   23.22%   (2.94)%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                            $6,039       $4,804     $4,223   $3,523     $2,592
 Ratio of expenses to average
  net assets                                  .79%         .81%       .84%     .88%       .85%
 Ratio of net income to
  average net assets                          .60%         .66%       .85%    1.33%      1.25%
 Portfolio turnover rate                    38.55%       31.62%     29.54%   27.03%     25.51%


 1 Adjusted to reflect the 100%
  share dividend effective May
  26, 1994.
 2 Unaudited
 2 Excludes maximum sales charge
  of 5.75%.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "fund"), including the investment portfolio, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
December 24, 1998

1998 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                                                       Distributions
                                                               Dividends and               per Share
To Shareholders                                                      From Net      From Net Realized
of Record                             Payment Date          Investment Income        Long-Term Gains
December 15, 1997                December 16, 1997                       $.08                  $1.72
June 5, 1998                     June 8, 1998                            $.04                     -

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 45% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SHAREHOLDER SERVICES

[graphic:  telephone receiver]
AMERICAN FUNDSLINE(R)
Use our 24-hour automated phone system for fund information and transactions.

[graphic:  computer]
FUNDSLINE ONLINE(R)
Visit our Web site when you want to access your account, download a prospectus, or find fund information.

[graphic:  coins]
REDUCED SALES CHARGE
Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -
* Add your present purchase to the value of all eligible household accounts and/or
* Add your present purchase to purchases you intend to make over 13 months Assets in money market funds generally do not apply when determining sales charges.

[graphic:  sign post with 3 signs:  SIMPLE, IRA, 401(K)]
RETIREMENT PLANS
A wide range of fund choices for individual and company-sponsored retirement plans.

[graphic:  building]
AMERICAN FUNDSLINK/SM/
Link you fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

[graphic:  calendar]
AUTOMATIC TRANSACTIONS
Use this service when you want to purchase, sell and exchange shares on a regular basis.

[graphic: dollar signs moving from one box to another, being coordinated by a conductor]
FLEXIBLE DIVIDEND OPTIONS
Use your dividend and capital gain distributions to meet your changing needs.You may -

* Invest dividends and capital gain distributions back into the fund
* Diversify by investing dividends and capital gain distributions into another American Fund
* Take dividends in cash
* Have dividends paid directly to someone else
BECAUSE CERTAIN TRANSACTIONS HAVE RESTRICTIONS OR TAX CONSEQUENCES, PLEASE CONSULT YOUR FINANCIAL ADVISER BEFORE REQUESTING CHANGES.

WOULD YOU LIKE MORE INFORMATION?

Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

TO CONTACT AMERICAN FUNDS SERVICE COMPANY:

SHAREHOLDER SERVICES REPRESENTATIVE - 8 a.m. to 8 p.m. Eastern time -
800/421-0180

AMERICAN FUNDSLINE - 24-hour automated telephone system - 800/325-3590

FUNDSLINE ONLINE - Web site - www.americanfunds.com

By mail - Write to the service center nearest you.
(If you live outside the United States, please write to the western service center.)

[maps:  western, west central, east central, and eastern service areas]

WESTERN
AMERICAN FUNDS
SERVICE COMPANY
P.O. Box 2205
Brea, CA
92822-2205

WEST CENTRAL
American Funds
Service Company
P.O. Box 659522
San Antonio,TX
78265-9522

EAST CENTRAL
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN
46206-6007

EASTERN
American Funds
Service Company
P.O. Box 2280
Norfolk,VA
23501-2280

Please obtain the applicable prospectuses from you financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

THE NEW ECONOMY FUND

BOARD OF TRUSTEES

TIMOTHY D. ARMOUR
Los Angeles, California
President of the fund
Director, Capital Research and
Management Company;
Chairman of the Board and Chief Executive
Officer, Capital Research Company

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman of the Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

ALAN W. CLEMENTS
London, England
Private investor;
former Executive Director - Finance,
Imperial Chemical Industries PLC

ALAN GREENWAY
La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY
San Francisco, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

E. GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES
Burlingame, California
Former Treasurer, The Washington
Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

NORMAN R. WELDON, PH.D.
Evergreen, Colorado
Managing Director, Partisan
Management Group Inc.;
Chairman of the Board, Novoste Corporation

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology,
Princeton University; corporate director

OTHER OFFICERS

CLAUDIA P. HUNTINGTON
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

ULRICH A. VOLK
London, England
Vice President of the fund
Vice President, Capital Research Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Printed on recycled paper
Litho in USA
BDA/GRS/3923
Lit. No. NEF-011-0199

[AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT www.americanfunds.com ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.